SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 4, 2002

                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
         (State or other jurisdiction of incorporation or organization)



        000-28863                                        84-1331134
 (Commission File Number)                   (IRS Employer Identification Number)


                           49 Quinnipiac Ave., Unit H
                              North Haven, CT 06473
                    (Address of principal executive offices)

                                 (203) 946-3058
              (Registrant's telephone number, including area code)


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected , intended or implied. The Company undertakes no obligation to update any of the forward-looking statements which speak only as of the date they were made.

Item 2.           Acquisition or Disposition of Assets.

         On May 28, 2002, the Company received a Notice of Default from its senior secured lender, Market LLC, ("Lender") relating to a Loan and Security Agreement and a related Secured Convertible Revolving Credit Note ("Note") issued in favor of Lender for, among other things, the Company's failure to make payments of principal and interest due under the Note. In addition, as a result of the defaults under the Note, the Lender declared all outstanding principal and interest under the Note, totaling $4,213,300 (the "Indebtedness"), to be immediately due and payable. The Lender had advised the Company that it intended to exercise its right as a secured creditor in and to all collateral granted to it to secure the Note including, among other things, all of the issued and outstanding shares of Vidikron of America, Inc. (the "Vidikron Shares"), a wholly owned subsidiary of Company ("Vidikron").

         On June 4, 2002, the Company agreed to transfer legal title to the Vidikron Shares to the Lender in partial satisfaction of the Indebtedness in the amount of $50,000 pursuant to a Debt Restructuring Agreement among the Company, Vidikron and the Lender. The amount of the reduction in Indebtedness was calculated based on the fact that Vidikron is insolvent and its liabilities exceed its assets.

         Pursuant to the Debt Restructuring Agreement the parties agreed that after the $50,000 reduction resulting from the transfer of the Vidikron Shares the balance of the Indebtedness to Lender totals $4,163,300 as evidenced by an Amended Note. The Debt Restructuring Agreement also provides as follows:

    (a) the annual interest rate accruing on the Amended Note from and after June 4, 2002 shall be six (6%) percent per annum;

    (b) the maturity date of the Amended Note shall be extended to December 31, 2002; and

    (c) Lender shall defer its previously announced plan to foreclose on the collateral securing the repayment of the Indebtedness (other than the Vidikron Shares) and retain its liens on both the Company assets and Vidikron assets to secure repayment of the Indebtedness.

As a result of the aforementioned, the Company no longer retains any operating subsidiary or has any meaningful operations.

Exhibits

         Exhibit 10.1. Debt Restructuring Agreement by and among Markland Technologies, Inc., Vidikron of America, Inc., and Market LLC

         Exhibit 10.2.     Amended Secured Convertible Revolving Credit Note

         Exhibit 99.1 Press Release of the Company , dated June 11, 2002, entitled Markland Technologies Restructures Debt and Divests Vidikron Stock.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MARKLAND TECHNOLOGIES, INC.


                                                  /s/ Lawrence Shatsoff
                                                  Lawrence Shatsoff, President


Date:    June 11, 2002